INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statements Nos. 33-53922, 33-53924, 33-53926, 33-67946, 33-67948, 33-68120, 33-79070, and
33-81668 of Microtest, Inc. on Forms S-8 of our report dated March 27, 1997, appearing in this Annual Report on Form 10-K of Microtest, Inc. for the year ended December 31, 1996.









DELOITTE & TOUCHE LLP
Phoenix, Arizona
March 31, 1997
                                                                              60